INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2012
INTANGIBLE ASSETS, NET
Schedule of Intangible assets, net of amortization

	2011			2012
	Cost	Less: Accumulated amortization	Net carrying value	Cost	Less: Accumulated amortization	Net carrying value	Net carrying value
	RUR	RUR	RUR	RUR	RUR	RUR	$
Software	297	(42)	255	283	(114)	169	5.6
Patents and licenses	165	(27)	138	161	(66)	95	3.1
Customer relationships	67	(3)	64	62	(13)	49	1.6
Contracts with suppliers	23	(17)	6	23	(19)	4	0.1
Non-compete agreements	18	—	18	17	(11)	6	0.2

Total intangible assets	570	(89)	481	546	(223)	323	10.6

Schedule of estimated amortization expense for intangible assets

	RUR	$
For the year ending December 31, 2013	85	2.8
For the year ending December 31, 2014	46	1.5
For the year ending December 31, 2015	41	1.3
For the year ending December 31, 2016	41	1.3
For the year ending December 31, 2017	41	1.3
Thereafter	69	2.4

Total	323	10.6